Estimated Fair Value Of Derivative Instruments Using Black-Scholes Option Pricing Model (Details) - USD ($)	3 Months Ended	12 Months Ended
	Mar. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Estimated Fair Value Of Derivative Instruments Using Black-Scholes Option Pricing Model
Estimated Dividends		$ 0	$ 0
Expected Volatility	66.70%	106.00%	165.00%
Risk Free Interest Rate	2.396%	2.41%	1.39%
Expected Term in years Minimum	0.1	0.1	1
Expected Term in years Maximum	3.75	4.0	4.8